EXHIBIT 99.1
PROSPECTUS SUPPLEMENT                                REGISTRATION NO.  333-37980
(To Prospectus dated January 29, 2002)


                       [MARKET 2000+ HOLDRS LOGO OMITTED]


                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated January 29, 2002 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

         The share amounts specified in the table on pages 10 and 11 of the base prospectus shall be replaced with the following:

                                                                                     Share         Primary
                           Name of Company                            Ticker        Amounts    Trading Market
           -----------------------------------------------------      ------        -------    --------------
           Agere Systems Inc. Class A                                 AGR.A        0.043117         NYSE
           Agere Systems Inc. Class B                                 AGR.B        1.058252         NYSE
           AOL Time Wamer Inc.                                         AOL             6            NYSE
           American International Group, Inc.                          AIG             2            NYSE
           Astrazeneca p.l.c. *                                        AZN             4            NYSE
           AT&T Corp.(1)                                                T             1.2           NYSE
           AT&T Wireless Services, Inc.                                AWE          1.9308          NYSE
           AVAYA Inc.                                                   AV          0.3333          NYSE
           BellSouth Corporation                                       BLS             5            NYSE
           BP p.l.c. *                                                  BP             3            NYSE
           Bristol-Myers Squibb Company                                BMY             3            NYSE
           BT Group p.l.c.                                             BTY             2            NYSE
           Cisco Systems, Inc.                                         CSCO            3           NASDAQ
           Citigroup Inc.                                               C              3            NYSE
           Comcast Corporation (2)                                    CMCSA          1.941         NASDAQ
           The Coca-Cola Company                                        KO             3            NYSE
           Dell Computer Corporation                                   DELL            5           NASDAQ
           Deutsche Telekom AG *                                        DT             5            NYSE
           Eli Lilly and Company                                       LLY             2            NYSE
           EMC Corporation                                             EMC             2            NYSE
           Exxon Mobil Corporation                                     XOM             4            NYSE
           France Telecom *                                            FTE             2            NYSE
           General Electric Company                                     GE             3            NYSE
           GlaxoSmithKline p.1.c.                                      GSK             3            NYSE
           Hewlett-Packard Company                                     HPQ             4            NYSE
           Home Depot, Inc.                                             HD             4            NYSE
           Intel Corporation                                           INTC            2           NASDAQ
           International Business Machines Corporation                 IBM             2            NYSE
           JDS Uniphase Corporation                                    JDSU            2           NASDAQ
           Johnson & Johnson                                           JNJ             4            NYSE
           LM Ericsson Telephone Company *(3)                         ERICY           0.9          NASDAQ
           Lucent Technologies Inc.                                     LU             4            NYSE
           McDATA Corporation                                         MCDTA         0.07361        NASDAQ
           Merck & Co., Inc.                                           MRK             3            NYSE
           Microsoft Corporation (4)                                   MSFT            6           NASDAQ
           mmO2 p.l.c.                                                 OOM             2            NYSE
           Morgan Stanley Dean Witter & Co.                            MWD             2            NYSE

                                                   (continued on following page)

                                                                                     Share         Primary
                           Name of Company                            Ticker        Amounts    Trading Market
           -----------------------------------------------------      ------        -------    --------------
           Nippon Telegraph and Telephone Corporation *                NTT             3            NYSE
           Nokia Corp. *                                               NOK             4            NYSE
           Nortel Networks Corporation                                  NT             2            NYSE
           Novartis AG *                                               NVS             5            NYSE
           Oracle Corporation                                          ORCL            4           NASDAQ
           Pfizer Inc.                                                 PFE             4            NYSE
           Qwest Communications International Inc.                      Q              4            NYSE
           Royal Dutch Petroleum Company  *                             RD             3            NYSE
           SBC Communications Inc.                                     SBC             4            NYSE
           Sony Corporation *                                          SNE             2            NYSE
           Sun Microsystems, Inc.                                      SUNW            4           NASDAQ
           Syngenta AG                                                 SYT          1.03860         NYSE
           Texas Instruments Incorporated                              TXN             3            NYSE
           Total Fina Elf S.A. *                                       TOT             2            NYSE
           Toyota Motor Corporation *                                   TM             2            NYSE
           Travelers Property Casualty Corp Class A                    TAP/a       0.1296129        NYSE
           Travelers Property Casualty Corp Class B                    TAP/b       0.2662968        NYSE
           Verizon Communications                                       VZ             4            NYSE
           Viacom Inc.-Ci B                                           VIA.B            3            NYSE
           Vodafone Airtouch p.l.c. *                                  VOD             5            NYSE
           Wal-Mart Stores Inc.                                        WMT             4            NYSE
           Zimmer Holdings, Inc.                                       ZMH            0.3           NYSE

           ------------------------------------------
           * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

           (1) AT&T Corp. announced a one-for-five reverse stock split on its common stock. AT&T Corp. began trading on a split-adjusted basis on November 18, 2002. As of November 22, 2002, the share amount of AT&T Corp. represented by a round lot of 100 Market 2000+ HOLDRS decreased to 1.2 from 6.

           (2) As a result of AT&T Corp.'s spin off of its broadband business, which merged with Comcast Corporation, Comcast Corporation has been included in Market 2000+ HOLDRS. For the 6 shares of AT&T Corp. previously represented in each round lot of 100 Market 2000+ HOLDRS, the Bank of New York received 1.941 shares of Comcast Corporation. As a result, effective November 22, 2002, 1.941 shares of Comcast Corporation were included in each round-lot of 100 Market 2000+ HOLDRS.

           (3) LM Ericsson Telephone Company announced a one-for-ten reverse stock split on its common stock. LM Ericsson Telephone Company began trading on a split-adjusted basis on October 23, 2002. As of October 25, 2002, the share amount of LM Ericsson Telephone Company represented by a round lot of 100 Market 2000+ HOLDRS decreased to
           0.9 from 9.

           (4) Microsoft Corporation announced a two-for-one stock split on its common stock payable to shareholders of record on January 27, 2003. Microsoft Corporation began trading on a split-adjusted basis on February 18, 2003. As of February 21, 2003, the share amount of Microsoft Corporation represented by a round lot of 100 Market 2000+ HOLDRS increased to 6 shares from 3 shares.

              The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is March 31, 2003.